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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      NOVEMBER 19, 1999 (NOVEMBER 10, 1999)

                          SCB COMPUTER TECHNOLOGY, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           TENNESSEE                      0-27694                   62-1201561
      -------------------              --------------            -----------------
State or other jurisdiction of    Commission File Number  IRS Employer Identification
         incorporation                                               Number


                 1365 BRIERBROOK ROAD, MEMPHIS, TENNESSEE 38138
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               (Address of Principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (901) 754-6577
                                                           --------------

                                 NOT APPLICABLE
               --------------------------------------------------
          (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        On November 18, 1999, SCB Computer Technology, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

        The following exhibit is filed as a part of this report.

                99.  Press Release dated November 18, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 SCB COMPUTER TECHNOLOGY, INC.


November 19, 1999                By:  /s/ Gordon L. Bateman
                                      ------------------------------------------
                                      Gordon L. Bateman
                                      Chief Administrative Officer and Secretary




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